UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2025

Trio Petroleum Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-41643	87-1968201
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5401 Business Park South, Suite 115

Bakersfield, CA 93309

(661) 324-3911

(Address and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TPET	The NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

Convertible Note Financing

Principal, Funding Amount and Net Proceeds of Convertible Note Financing

On April 11, 2025, Trio Petroleum Corp. (the “Company”) issued an Unsecured Convertible Promissory Note (the “Note”) to an institutional investor (the “Investor”) in a principal amount of $321,176 (the “Note Principal Amount”), having an original issue discount of $48,176, or 15%, resulting in a funding amount of $273,000 (the “Note Funding Amount”). After the payment of a commission of $15,015 (5.5% of the First Note Funding Amount) to Spartan Capital Securities, LLC (“Spartan”) and the payment of $10,000 to reimburse the First Investor for its legal fees, the Company received net proceeds of $247,985.

On April 17, 2025, the Company issued to the Investor an amended and restated Note increasing the Note Funding Amount to $606,000 and the Note Principal Amount to $712,941 (the “Amended and Restated Note”).

Prepayment of Notes

The Company may prepay all or any portion of the Note at any time (without penalty or premium if prepaid on or before July 10, 2025, and thereafter by paying a ten percent (10%) prepayment penalty. The maturity date of the Note is October 10, 2025.

Conversion of Notes

The Investor may request conversion of the Note into shares of common stock, par value $0.0001 per share, of the Company (the “Conversion Shares”). Additionally, the Company has the right to require the Investor to convert its Note in the event that at such time, for each of the 10 preceding trading days prior to such date (i) the closing price of the common stock on the NYSE American or any other principal securities exchange on which the common stock is then traded (the “Principal Exchange”) is at least $0.58, (ii) all of the Conversion Shares have been registered for resale under an effective registration statement filed with the Securities and Exchange Commission, (iii) an Event of Default (as defined in the Note) has not occurred and then continuing, (iv) the daily dollar trading volume for the common stock on the Principal Exchange exceeds $500,000 per trading day, and the common stock listed and traded (and shall not have been suspended) on the Principal Exchange. Furthermore, any conversion may not result in the issuance of shares of common stock to an Investor, which would cause the Investor, along with its affiliates, to own more than 4.99% (9.99%, if elected by the Investor) of the Company’s then outstanding shares of common stock.

Conversion Price and Maximum Number of Conversion Shares

The conversion price of the Note is equal to 75% of the lowest closing bid price for the common stock on the Principal Exchange, during the 10 trading days immediately prior to the date a notice of conversion is provided. Notwithstanding the foregoing, the Conversion Price shall not be less than a floor price of $0.48 (the “Floor Price”); provided that if the conversion is effected at a time when the calculated Conversion Price is less than the Floor Price, the Company is required to make up the economic deficiency in cash. Based on the Floor Price of $0.48 and the Principal Amount of $712,941 the maximum number of Conversion Shares that may be issued by the Company to the Investor is 1,485,293 shares of common stock.

Event of Default

The Note also contains customary provisions constituting an Event of Default and, if an Event of Default has existed for at least 10 days without being cured, the Note may be accelerated by the Investor, in which case it will become immediately due and payable. If the outstanding balance is not paid within 10 days after the occurrence of an Event of Default and the Conversion Shares have not been registered under a Registration Statement or available for sale pursuant to Rule 144 promulgated under the Securities Act, then the amount of the outstanding balance of the Note will be increased to 150% of the amount of the then outstanding balance and default interest will begin to accrue at a rate of 20% per annum, until the entire outstanding balance has been repaid and/or converted.

Registration Rights

Under the terms of the Note, the Investor has been granted “piggyback” registration rights providing them with the right to include the Conversion Shares in a registration statement filed by the Company to offer the Company’s securities or to register shares of common stock for resale by others, excluding certain types of registration statements.

The above descriptions of the Note and the Amended and Restated Note are qualified in its entirety by the text of each of them, copies of which is attached as Exhibit 4.1 and Exhibit 4.2 to this Current Report on Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed under Item 1.01 is incorporated by reference into this Item 2.03 to the extent required.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained above under Item 1.01, to the extent applicable, is hereby incorporated by reference herein. The offering and sale of the Note and the issuance of the Conversion Shares was made in a private placement transaction exempt for registration in reliance on the exemption afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and corresponding provisions of state securities or “blue sky” laws.

None of the securities have been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the Commission or an applicable exemption from the registration requirements. Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of common stock or other securities of the Company.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Unsecured Convertible Promissory Note, issued by Trio Petroleum Corp., dated as of April 11, 2025.
4.2	Amended and Restated Convertible Promissory Note, issued by Trio Petroleum Corp., dated as of April 17, 2025.
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trio Petroleum Corp.

Date: April 17, 2025	By:	/s/ Robin Ross
	Name:	Robin Ross
	Title:	Chief Executive Officer